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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-69449) of Dana Corporation of our report dated June 20, 2002 relating to the financial statements of the Dana Corporation Employee Incentive and Savings Investment Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
    --------------------------
     PricewaterhouseCoopers LLP

     Toledo, Ohio
     June 28, 2002